UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 10, 2019

WideOpenWest, Inc.

(Exact Name of Registrant As Specified In Its Charter)

Delaware	001-38101	46-0552948
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

7887 East Belleview Avenue, Suite 1000
Englewood, CO 80111
 (Address of Principal Executive Offices, including Zip Code)

(720) 479-3500
 (Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	WOW	New York Stock Exchange

Item 5.07. Submission of Matters to a Vote of Security Holders.

WideOpenWest, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) on May 10, 2019. The matters voted upon were (i) the re-election of three Class II members of the Board of Directors for a three year term, (ii) the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for 2019, (iii) a proposal to approve, by non-binding advisory vote, the Company’s executive compensation, and (iv) a proposal to approve an amendment to the WideOpenWest Inc.’s 2017 Omnibus Incentive Plan.

Based on the votes by holders of the Company’s common stock, the final results for each proposal presented to stockholders at the Annual Meeting are set forth below:

1.              The re-election of Daniel Kilpatrick, Tom McMillin and Joshua Tamaroff as Class II directors:

DIRECTOR NOMINEES	VOTES FOR	VOTES AGAINST	ABSTAIN	BROKER NON-VOTES
Daniel Kilpatrick	69,735,821	3,026,901	3,115	5,244,377
Tom McMillin	69,753,976	3,009,046	2,815	5,244,377
Joshua Tamaroff	69,726,671	3,036,051	3,115	5,244,377

2.              The ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for 2019:

VOTES FOR	VOTES AGAINST	ABSTAIN	BROKER NON-VOTES
77,445,662	494,896	69,656	0

3.              A proposal to approve, by non-binding advisory vote, the Company’s executive compensation:

VOTES FOR	VOTES AGAINST	ABSTAIN	BROKER NON-VOTES
72,665,188	92,844	7,805	5,244,377

4.              A proposal to approve an amendment to the WideOpenWest, Inc.’s 2017 Omnibus Incentive Plan:

VOTES FOR	VOTES AGAINST	ABSTAIN	BROKER NON-VOTES
70,842,849	1,917,935	5,035	5,244,377

No other matters were considered and voted on by the Company’s stockholders at the Annual Meeting.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WIDEOPENWEST, INC

Date: May 15, 2019	By:	/s/ Richard E. Fish, Jr.
Richard E. Fish, Jr.
Chief Financial Officer

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